SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Soliciting Material Under Rule
[_] Confidential, For Use of the 14a-12 Commission Only (as permitted by Rule
    14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[X] Revised Definitive Proxy Card

                            NT ALPHA STRATEGIES FUND
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
   Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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The proxy card filed herewith corrects a typographical error identified on the previously filed NT Alpha Strategies Fund proxy card. The proxy card has been revised to reflect that Mr. John J. Masterson is being proposed as a Class II Trustee. The corrected proxy card filed herewith has been furnished to all unitholders of NT Alpha Strategies Fund.

                                                        NT ALPHA STRATEGIES FUND


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[Northern Trust LOGO]
NT ALPHA STRATEGIES FUND
50 SOUTH LASALLE STREET
CHICAGO, ILLINOIS 60603


















                           VOTE THIS PROXY CARD TODAY
                      EVERY UNITHOLDER'S VOTE IS IMPORTANT
                      Vote by Touch-Tone Phone or by Mail!
              CALL: To vote by phone call toll-free 1-888-221-0697.
                    Follow the recorded instructions.
              MAIL: Return the signed proxy card in the enclosed envelope.





                                                  SPECIAL MEETING OF UNITHOLDERS
                                                    IN LIEU OF AN ANNUAL MEETING
                                                                 AUGUST 15, 2007
NT ALPHA STRATEGIES FUND


THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NT ALPHA STRATEGIES FUND (THE "TRUST") FOR USE AT A SPECIAL MEETING OF UNITHOLDERS OF NT ALPHA STRATEGIES FUND (THE "MEETING") TO BE HELD ON AUGUST 15, 2007 AT 10:00 A.M. (CHICAGO TIME) IN THE OFFICES OF THE NORTHERN TRUST COMPANY, 50 S. LASALLE STREET, B-4, ROOM 7, CHICAGO, IL 60603.

The undersigned hereby appoints Craig R. Carberry, with full power of substitution, as proxy of the undersigned to vote at the above-referenced Meeting, and at all adjournments thereof, all units of NT Alpha Strategies Fund held of record or owned by the undersigned on the record date for the Meeting, upon the proposals set forth on the reverse side, and at their discretion upon any other matter that may properly come before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF UNITHOLDERS IN LIEU OF AN ANNUAL MEETING AND THE PROXY STATEMENT, DATED JULY 31, 2007.


                                                   Date __________________, 2007
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                                 EVERY UNITHOLDER'S VOTE IS IMPORTANT
                              PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR
                               PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
                       ________________________________________________________
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                       Signature (Title, if applicable)    (Please sign in Box)
                       NOTE: Please sign this proxy exactly as unitholder name appears hereon. When units are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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        |           Please fill in box(es) as shown using black or blue ink or |
        V           number 2 pencil.  [X]                                      V
                    PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NT ALPHA STRATEGIES FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS.


1. Election of two Trustees to the Board of Trustees of NT Alpha Strategies Fund.     FOR   WITHHOLD   FOR ALL
                                                                                      ALL     ALL      EXCEPT*

   (01) Mr. Ralph F. Vitale - Class I                                                  []      []        []

   (02) Mr. John J. Masterson - Class II

  * To withhold your vote for an individual nominee, mark the "For All Except" box and write the nominee's number on the line:

  ______________________________________________________________________________



                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.


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